Other Assets	12 Months Ended
Dec. 31, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets
OTHER ASSETS

(in millions)	2018	2017
Supplemental Executive Retirement Plan	$143	$130
Renewable Energy Credits (Note 9 (viii))	88	62
Equity investment - BEL	76	73
Equity investment - Wataynikaneyap Partnership	43	22
Other investments	34	29
Defined benefit pension plan (Note 25)	26	31
Deferred compensation plan	26	24
Other (1)	116	109
	$552	$480

(1)	Other assets are generally recorded at cost and recovered or amortized over the estimated period of future benefit, where applicable. Other assets also include the fair value of derivatives (Note 28).

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through Supplemental Executive Retirement Plans ("SERPs") and deferred compensation plans for Directors and Officers. The assets held to support these plans are reported separately from the related liabilities (Note 18). Most plan assets are held in trust and funded mainly through trust-owned life insurance policies and mutual funds. Assets in mutual and money market funds are recorded at fair value on a recurring basis (Note 28). Included in SERP assets are available-for-sale securities at ITC of $72 million (2017 - $66 million), for which gains and losses are recognized in earnings.